Exhibit 99.B(16)

SEI ASSET ALLOCATION TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of SEI Asset Allocation Trust (“SAAT” or the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Robert A. Nesher, Timothy D. Barto, Stephen F. Panner, Richard W. Grant, Timothy W. Levin and Sean Graber, each of them singly, my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement of the Trust on Form N-14 with regard to the reorganizations of the (i) SAAT Diversified U.S. Stock Fund, SAAT Diversified Aggressive Growth Fund and SAAT Diversified Aggressive Stock Fund into the SAAT Aggressive Strategy Fund, (ii) SAAT Diversified Conservative Income Fund into the SAAT Conservative Strategy Fund, (iii) SAAT Diversified Moderate Growth Fund and SAAT Diversified Market Growth Fund into the SAAT Market Growth Strategy Fund, and (iv) SAAT Diversified Conservative Fund into the SAAT Moderate Strategy Fund, and all amendments to said Registration Statement relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the date set forth below.

/s/ Nina Lesavoy	Date:	October 7, 2010
Nina Lesavoy, Trustee

SEI ASSET ALLOCATION TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of SEI Asset Allocation Trust (“SAAT” or the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Robert A. Nesher, Timothy D. Barto, Stephen F. Panner, Richard W. Grant, Timothy W. Levin and Sean Graber, each of them singly, my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement of the Trust on Form N-14 with regard to the reorganizations of the (i) SAAT Diversified U.S. Stock Fund, SAAT Diversified Aggressive Growth Fund and SAAT Diversified Aggressive Stock Fund into the SAAT Aggressive Strategy Fund, (ii) SAAT Diversified Conservative Income Fund into the SAAT Conservative Strategy Fund, (iii) SAAT Diversified Moderate Growth Fund and SAAT Diversified Market Growth Fund into the SAAT Market Growth Strategy Fund, and (iv) SAAT Diversified Conservative Fund into the SAAT Moderate Strategy Fund, and all amendments to said Registration Statement relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the date set forth below.

/s/ Rosemarie B. Greco	Date:	October 7, 2010
Rosemarie B. Greco, Trustee

SEI ASSET ALLOCATION TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of SEI Asset Allocation Trust (“SAAT” or the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Robert A. Nesher, Timothy D. Barto, Stephen F. Panner, Richard W. Grant, Timothy W. Levin and Sean Graber, each of them singly, my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement of the Trust on Form N-14 with regard to the reorganizations of the (i) SAAT Diversified U.S. Stock Fund, SAAT Diversified Aggressive Growth Fund and SAAT Diversified Aggressive Stock Fund into the SAAT Aggressive Strategy Fund, (ii) SAAT Diversified Conservative Income Fund into the SAAT Conservative Strategy Fund, (iii) SAAT Diversified Moderate Growth Fund and SAAT Diversified Market Growth Fund into the SAAT Market Growth Strategy Fund, and (iv) SAAT Diversified Conservative Fund into the SAAT Moderate Strategy Fund, and all amendments to said Registration Statement relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.

/s/ William M. Doran	Date:	October 7, 2010
William M. Doran, Trustee

SEI ASSET ALLOCATION TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of SEI Asset Allocation Trust (“SAAT” or the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Robert A. Nesher, Timothy D. Barto, Stephen F. Panner, Richard W. Grant, Timothy W. Levin and Sean Graber, each of them singly, my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement of the Trust on Form N-14 with regard to the reorganizations of the (i) SAAT Diversified U.S. Stock Fund, SAAT Diversified Aggressive Growth Fund and SAAT Diversified Aggressive Stock Fund into the SAAT Aggressive Strategy Fund, (ii) SAAT Diversified Conservative Income Fund into the SAAT Conservative Strategy Fund, (iii) SAAT Diversified Moderate Growth Fund and SAAT Diversified Market Growth Fund into the SAAT Market Growth Strategy Fund, and (iv) SAAT Diversified Conservative Fund into the SAAT Moderate Strategy Fund, and all amendments to said Registration Statement relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.

/s/ George J. Sullivan, Jr.	Date:	October 7, 2010
George J. Sullivan, Jr., Trustee

SEI ASSET ALLOCATION TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of SEI Asset Allocation Trust (“SAAT” or the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Robert A. Nesher, Timothy D. Barto, Stephen F. Panner, Richard W. Grant, Timothy W. Levin and Sean Graber, each of them singly, my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement of the Trust on Form N-14 with regard to the reorganizations of the (i) SAAT Diversified U.S. Stock Fund, SAAT Diversified Aggressive Growth Fund and SAAT Diversified Aggressive Stock Fund into the SAAT Aggressive Strategy Fund, (ii) SAAT Diversified Conservative Income Fund into the SAAT Conservative Strategy Fund, (iii) SAAT Diversified Moderate Growth Fund and SAAT Diversified Market Growth Fund into the SAAT Market Growth Strategy Fund, and (iv) SAAT Diversified Conservative Fund into the SAAT Moderate Strategy Fund, and all amendments to said Registration Statement relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.

/s/ James M. Storey	Date:	October 7, 2010
James M. Storey, Trustee

SEI ASSET ALLOCATION TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of SEI Asset Allocation Trust (“SAAT” or the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Robert A. Nesher, Timothy D. Barto, Stephen F. Panner, Richard W. Grant, Timothy W. Levin and Sean Graber, each of them singly, my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement of the Trust on Form N-14 with regard to the reorganizations of the (i) SAAT Diversified U.S. Stock Fund, SAAT Diversified Aggressive Growth Fund and SAAT Diversified Aggressive Stock Fund into the SAAT Aggressive Strategy Fund, (ii) SAAT Diversified Conservative Income Fund into the SAAT Conservative Strategy Fund, (iii) SAAT Diversified Moderate Growth Fund and SAAT Diversified Market Growth Fund into the SAAT Market Growth Strategy Fund, and (iv) SAAT Diversified Conservative Fund into the SAAT Moderate Strategy Fund, and all amendments to said Registration Statement relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.

/s/ James M. Williams	Date:	October 7, 2010
James M. Williams, Trustee

SEI ASSET ALLOCATION TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of SEI Asset Allocation Trust (“SAAT” or the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Robert A. Nesher, Timothy D. Barto, Stephen F. Panner, Richard W. Grant, Timothy W. Levin and Sean Graber, each of them singly, my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement of the Trust on Form N-14 with regard to the reorganizations of the (i) SAAT Diversified U.S. Stock Fund, SAAT Diversified Aggressive Growth Fund and SAAT Diversified Aggressive Stock Fund into the SAAT Aggressive Strategy Fund, (ii) SAAT Diversified Conservative Income Fund into the SAAT Conservative Strategy Fund, (iii) SAAT Diversified Moderate Growth Fund and SAAT Diversified Market Growth Fund into the SAAT Market Growth Strategy Fund, and (iv) SAAT Diversified Conservative Fund into the SAAT Moderate Strategy Fund, and all amendments to said Registration Statement relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.

/s/ Mitchell A. Johnson	Date:	October 7, 2010
Mitchell A. Johnson, Trustee

SEI ASSET ALLOCATION TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of SEI Asset Allocation Trust (“SAAT” or the “Trust”), a business trust organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Robert A. Nesher, Timothy D. Barto, Stephen F. Panner, Richard W. Grant, Timothy W. Levin and Sean Graber, each of them singly, my true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement of the Trust on Form N-14 with regard to the reorganizations of the (i) SAAT Diversified U.S. Stock Fund, SAAT Diversified Aggressive Growth Fund and SAAT Diversified Aggressive Stock Fund into the SAAT Aggressive Strategy Fund, (ii) SAAT Diversified Conservative Income Fund into the SAAT Conservative Strategy Fund, (iii) SAAT Diversified Moderate Growth Fund and SAAT Diversified Market Growth Fund into the SAAT Market Growth Strategy Fund, and (iv) SAAT Diversified Conservative Fund into the SAAT Moderate Strategy Fund, and all amendments to said Registration Statement relating to the offering of the Trust’s shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.

/s/ Hubert L. Harris, Jr.	Date:	October 7, 2010
Hubert L. Harris, Jr., Trustee